UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2012

GENON ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 357-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On July 20, 2012, GenOn Energy, Inc. a Delaware corporation (“GenOn”), NRG Energy, Inc., a Delaware corporation (“NRG”), and Plus Merger Corporation, a Delaware corporation and a direct wholly owned subsidiary of NRG (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The following description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Upon the terms and subject to the conditions set forth in the Merger Agreement, which has been approved by the boards of directors of GenOn and NRG, Merger Sub will merge with and into GenOn (the “Merger”), with GenOn continuing as the surviving corporation and a wholly owned subsidiary of NRG. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”), so that none of GenOn, NRG, Merger Sub or any of the GenOn stockholders generally will recognize any gain or loss in the transaction, except that GenOn stockholders will recognize gain with respect to cash received in lieu of fractional shares of NRG common stock.

Upon the closing of the Merger, each issued and outstanding share of GenOn common stock, par value $0.001 per share, other than cancelled shares, will automatically be converted into the right to receive 0.1216 shares of common stock of NRG (the “Exchange Ratio”). GenOn stock options (other than options granted in 2012, which are not subject to acceleration of vesting) will immediately vest and will generally convert upon completion of the Merger into stock options with respect to NRG common stock, after giving effect to the Exchange Ratio. In addition, the Merger Agreement provides that GenOn’s outstanding restricted stock units (other than restricted stock units granted in 2012) will immediately vest and will be exchanged for the merger consideration.

The Merger Agreement also provides that, upon the closing of the Merger, the board of directors of the combined company will be comprised of 16 members, consisting of (a) the 12 current directors of NRG and (b) four of GenOn’s current directors. Upon completion of the Merger, Howard E. Cosgrove, the current Chairman of the Board of NRG, will continue in that role at the combined company, and David Crane, currently a director and the Chief Executive Officer and President of NRG, will continue in those roles at the combined company. Edward R. Muller, currently the Chairman, Chief Executive Officer and President of GenOn, will serve as Vice Chairman of the Board of Directors of the combined company.

Completion of the Merger is subject to various customary conditions, including, among others, (a) approval by NRG stockholders of the issuance of NRG common stock in the Merger, and the approval and adoption of the charter amendment to allow the size of NRG’s board of directors to be increased to 16, (b) adoption of the Merger Agreement by GenOn stockholders, (c) effectiveness of the registration statement for the NRG common stock to be issued in the Merger, (d) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, and (e) receipt of all required regulatory approvals, including approvals of the Federal Energy Regulatory Commission, the Public Utility Commission of Texas (the “PUCT”) and the New York Public Service Commission (the “NYPSC”) (or the determination by the PUCT and the NYPSC that no approval is required). Each party’s obligation to consummate the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations and (iii) the receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of the Code.

The Merger Agreement contains customary representations, warranties and covenants of NRG and GenOn, including, among others, covenants (a) to conduct their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and completion of the Merger, (b) not to engage in certain material transactions during the interim period except with the consent of the other party, (c) that NRG will convene and hold a meeting of its stockholders to consider and vote upon the approval of the issuance of NRG common stock in the Merger and the approval and adoption of the charter amendment, (d) that GenOn will convene and hold a meeting of its stockholders to consider and vote upon the adoption of the Merger Agreement, and (e) that the parties use their respective reasonable best efforts to take all actions necessary to obtain all governmental and regulatory approvals and consents

(except that neither party shall take any action that constitutes or would reasonably be expected to constitute, cause or result in a material adverse effect on either party). Each of NRG and GenOn is also subject to restrictions on its ability to solicit alternative acquisition proposals and to provide information to, and engage in discussion with, third parties regarding such proposals, except under limited circumstances to permit GenOn’s and NRG’s boards of directors to comply with their respective fiduciary duties.

In addition, at NRG’s request and upon the terms and subject to the conditions of the Merger Agreement, GenOn will commence a “change of control” tender offer for each series of GenOn’s outstanding notes due 2014, 2017, 2018 and 2020, conditioned on the completion of the Merger (the “Change in Control Offers”). In addition, upon the terms and subject to the conditions of the Merger Agreement, NRG may, at its election following consultation with GenOn, commence a tender offer for cash or an exchange offer for securities for all or any portion of GenOn’s outstanding notes due 2014, 2017, 2018 and 2020, conditioned on the completion of the Merger (the “NRG Debt Offers” and, together with the Change in Control Offers, the “Debt Offers”). NRG may, upon the terms and subject to the conditions of the Merger Agreement, elect to also undertake a consent solicitation to alter the terms of any of GenOn’s remaining notes due 2014, 2017, 2018 and 2020 outstanding after such tender or exchange offers. NRG intends to fund the Debt Offers and the related fees, commissions and expenses with a combination of funds available at each company (including funds available under existing credit facilities) and, to the extent necessary, new financing. NRG has obtained commitment letters from Credit Suisse Securities (USA) LLC and Morgan Stanley Senior Funding, Inc. to fund up to $1.6 billion under a new senior secured term loan facility (the “Financing”), to the extent such funds are necessary to consummate the Debt Offers. NRG has agreed to use reasonable best efforts to obtain the Financing, to the extent required, and GenOn has agreed to use reasonable best efforts to cooperate in NRG’s efforts to obtain the Financing. There are no financing conditions to the Merger and the Merger is not conditioned upon the completion of the Debt Offers or the funding of the Financing.

The Merger Agreement contains certain termination rights for both GenOn and NRG, including in specified circumstances in connection with an alternative acquisition proposal that has been determined to be a superior offer. Upon termination of the Merger Agreement, under specified circumstances (including in connection with a superior offer), NRG may be required to pay a termination fee of $120 million to GenOn and GenOn may be required to pay NRG a termination fee of $60 million to NRG. In addition, if the Merger Agreement is terminated (i) because NRG’s stockholders do not approve the issuance of NRG common stock in the Merger or the amendment to NRG’s certificate of incorporation, then NRG will be obligated to reimburse GenOn for its reasonable out-of-pocket fees and expenses incurred in connection with the Merger Agreement, or (ii) because GenOn’s stockholders do not adopt the Merger Agreement, then GenOn will reimburse NRG for its reasonable out-of-pocket fees and expenses incurred in connection with the Merger Agreement, in each case of (i) and (ii), subject to a cap of $10 million if no alternative acquisition proposal has been publicly announced and no third party has publicly announced or communicated an intention to make an alternative acquisition proposal prior to the stockholders’ meeting, or $25 million in all other circumstances. Such expense reimbursement may be deducted from the termination fee, if applicable.

The Merger Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about NRG, GenOn or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Merger Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (d) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of GenOn or NRG.

Item 7.01. Regulation FD Disclosure.

On July 22, 2012, GenOn and NRG issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1. In addition, on July 22, 2012, NRG and GenOn provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2.

Forward Looking Statements

In addition to historical information, the information presented in this report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as “may,” “will,” “should,” “could,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “expect,” “intend,” “seek,” “plan,” “think,” “anticipate,” “estimate,” “predict,” “target,” “potential” or “continue” or the negative of these terms or other comparable terminology. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed transaction between NRG and GenOn, our and the combined company’s future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, each party’s views of economic and market conditions, and the expected timing of the completion of the proposed transaction.

Forward-looking statements are not a guarantee of future performance and actual events or results may differ materially from any forward-looking statement as result of various risks and uncertainties, including, but not limited to, those relating to: the ability to satisfy the conditions to the proposed transaction between NRG and GenOn, the ability to successfully complete the proposed transaction (including any financing arrangements in connection therewith) in accordance with its terms and in accordance with expected schedule, the ability to obtain stockholder, antitrust, regulatory or other approvals for the proposed transaction, or an inability to obtain them on the terms proposed or on the anticipated schedule, diversion of management attention on transaction-related issues, impact of the transaction on relationships with customers, suppliers and employees, the ability to finance the combined business post-closing and the terms on which such financing may be available, the financial performance of the combined company following completion of the proposed transaction, the ability to successfully integrate the businesses of NRG and GenOn, the ability to realize anticipated benefits of the proposed transaction (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected, legislative, regulatory and/or market developments, the outcome of pending or threatened lawsuits, regulatory or tax proceedings or investigations, the effects of competition or regulatory intervention, financial and economic market conditions, access to capital, the timing and extent of changes in law and regulation (including environmental), commodity prices, prevailing demand and market prices for electricity, capacity, fuel and emissions allowances, weather conditions, operational constraints or outages, fuel supply or transmission issues, hedging ineffectiveness.

Additional information concerning other risk factors is contained in our most recent Annual Report on Form 10-K, subsequent Quarterly Report on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made, and GenOn undertakes no obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. All subsequent written and oral forward-looking statements concerning GenOn, the proposed transaction, the combined company or other matters and attributable to GenOn or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information And Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NRG and GenOn will be submitted to the respective stockholders of NRG and GenOn for their consideration. NRG will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of NRG and GenOn that also constitutes a prospectus of NRG. NRG and GenOn will mail the joint proxy statement/prospectus to their respective stockholders. NRG and GenOn also plan to file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for any prospectus, proxy statement or any other document which NRG or GenOn may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF GENON AND NRG ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about NRG and GenOn, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. NRG and GenOn make available free of charge at www.nrgenergy.com and www.genon.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC.

Participants In The Merger Solicitation

NRG, GenOn, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of GenOn and NRG in connection with the proposed transaction. Information about the directors and executive officers of NRG is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on March 12, 2012. Information about the directors and executive officers of GenOn is set forth in its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on March 30, 2012. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of July 20, 2012, by and among NRG Energy, Inc., Plus Energy Corporation and GenOn Energy, Inc.*

99.1	Joint Press Release of GenOn and NRG, issued July 22, 2012.

99.2	Investor Presentation, dated July 22, 2012.

*	This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.

INFORMATION FURNISHED

The information in Item 7.01 and Exhibits 99.1 and 99.2 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by GenOn under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENON ENERGY, INC.

By:	/s/ Thomas C. Livengood
Name:	Thomas C. Livengood.
Title:	Senior Vice President and Controller

Date: July 23, 2012

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 20, 2012, by and among NRG Energy, Inc., Plus Energy Corporation and GenOn Energy, Inc.*

99.1	Joint Press Release of GenOn and NRG, issued July 22, 2012.

99.2	Investor Presentation, dated July 22, 2012.

*	The schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the U.S. Securities and Exchange Commission upon request.